American Century Investment Trust Prospectus Supplement Short Duration Strategic Income Fund
Supplement dated December 1, 2018 ■ Prospectus dated August 1, 2018

The following replaces the Annual Fund Operating Expenses table on page 2 of the prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee[3]	0.60%	0.50%	0.40%	0.60%	0.60%	0.60%	0.40%	0.35%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.64%	0.54%	0.44%	0.89%	1.64%	1.14%	0.44%	0.39%
Fee Waiver[4,5]	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses After Fee Waiver	0.52%	0.42%	0.32%	0.77%	1.52%	1.02%	0.32%	0.27%

[3]	The management fee has been restated to reflect the decrease in the management fee schedule effective August 1, 2018.

[4]
The advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century funds in which the fund invests. The amount of this waiver fluctuates depending on the fund’s daily allocation to other American Century funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees.

[5]
The advisor also agreed to waive an additional 0.09 percentage points of the fund’s management fee. The advisor expects this fee waiver to continue until November 30, 2019 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The following replaces the Example table on page 2 of the prospectus.

	1 year	3 years	5 years	10 years
Investor Class	$53	$187	$332	$754
I Class	$43	$155	$277	$632
Y Class	$33	$123	$221	$509
A Class	$302	$485	$683	$1,254
C Class	$155	$500	$868	$1,902
R Class	$104	$344	$604	$1,343
R5 Class	$33	$123	$221	$509
R6 Class	$28	$107	$193	$447

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